UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2015
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 4, 2015, The Scotts Miracle-Gro Company (the “Company”) issued a news release reporting information regarding its results of operations for the three and nine-months ended June 27, 2015 and its financial condition as of June 27, 2015. The news release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The news release includes the following non-GAAP financial measures as defined in Regulation G:
Adjusted income attributable to controlling interest from continuing operations and adjusted diluted income per share attributable to controlling interest from continuing operations — These measures exclude charges or credits relating to impairments, restructurings, discontinued operations and other unusual items such as costs or gains related to discrete projects or transactions that are apart from and not indicative of the results of the operations of the business. In compliance with Regulation G, the Company has provided a reconciliation of adjusted income from continuing operations and adjusted income per share from continuing operations to their most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These non-GAAP financial measures are provided solely for the purpose of complying with Regulation G and are not intended to replace or serve as substitutes for any of the Company's GAAP financial measures.
Adjusted EBITDA — This measure is provided as a convenience to the Company’s lenders because adjusted EBITDA is a component of certain debt compliance covenants. This measure is calculated as net income before interest, taxes, depreciation and amortization as well as certain other items such as the impact of the cumulative effect of changes in accounting, costs associated with debt refinancing and other non-recurring, non-cash items affecting net income. This presentation of adjusted EBITDA is intended to be consistent with the calculation of that measure as required by the Company’s borrowing arrangements, and used to calculate a leverage ratio (maximum of 4.00 at June 27, 2015) and an interest coverage ratio (minimum of 3.50 for the twelve months ended June 27, 2015). The Company's calculation of adjusted EBITDA does not represent and should not be considered as an alternative to net income or cash flow from operations as determined by GAAP. The Company makes no representation or assertion that adjusted EBITDA is indicative of its cash flows from operations or results of operations. The Company has provided a reconciliation of income from continuing operations to adjusted EBITDA solely for the purpose of complying with Regulation G and not as an indication that adjusted EBITDA is a substitute measure for income from continuing operations.
The Company’s management believes that these non−GAAP financial measures are the most indicative of the Company’s ongoing earnings capabilities and that disclosure of these non−GAAP financial measures therefore provides useful information to investors or other users of the financial statements, such as lenders. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
Not applicable.
(b) Pro forma financial information:
Not applicable.
(c) Shell company transactions:
Not applicable.
(d) Exhibits:

Exhibit No.	Description
99.1	News release issued by The Scotts Miracle-Gro Company on August 4, 2015

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: August 4, 2015	By:	/s/ THOMAS RANDAL COLEMAN
Printed Name: Thomas Randal Coleman
Title: Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Current Report on Form 8-K
Dated August 4, 2015
The Scotts Miracle-Gro Company

Exhibit No.	Exhibit Description

99.1	News release issued by The Scotts Miracle-Gro Company on August 4, 2015

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